UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2015

CANCER GENETICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Cancer Genetics, Inc. (the “Company”) intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences a corporate presentation dated September 22, 2015. Furthermore, the Company notes that this corporate presentation updates and corrects certain information contained in presentation previously posted to the Company’s website and previously circulated to certain members of the investment community by a third party. The corporate presentation is accessible on the Investor Relations page of the Company’s website at www.cancergenetics.com and is attached hereto as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company’s operational performance and the industry and markets in which the Company’s operate and management's current beliefs and assumptions only as of the date of this report. The Company expressly disclaims any obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report, except as required by law. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statement other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

In addition this Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements and pro forma information regarding the Company’s proposed acquisition of Response Genetics, Inc. (“Response Genetics”) and the anticipated benefits from the proposed acquisition. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained herein. Such factors include, but are not limited to, the effects of the bankruptcy proceeding on the business of Response Genetics; risks that the Company will not be the successful bidder or that the proposed acquisition will not close on the proposed terms, or at all; risks that if the proposed acquisition closes, the Company will not realize the anticipated benefits of such transaction; risks that the market for the combined company’s tests and services does not experience significant growth or broad market acceptance; risks related to the integration of Response Genetics’ operations with the Company’s operations; risks that the pro forma financial information included in this report may not necessarily reflect the Company’s operating results and financial condition following the proposed acquisition and other risks contained in the Company's reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Corporate Presentation dated September 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ Edward J. Sitar
    Name: Edward J. Sitar

Title: Chief Financial Officer

Date:    September 22, 2015